Exhibit (s)

THE POP VENTURE FUND

POWER OF ATTORNEY

Each of the undersigned Trustees of The Pop Venture Fund (the “Trust”) hereby constitutes and appoints Nicole Loftus and Nneka Ukpai, each of them with full powers of substitution, as her true and lawful attorney-in-fact and agent to execute in her name and on her behalf, in her capacity as Trustee of the Trust, the Registration Statements on Form N-2, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and (as applicable) the Securities Act of 1933, as amended (together with the 1940 Act, “Acts”), and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities, Blue Sky laws and/or corporate/trust laws of any state or other jurisdiction, the Commodities Futures Trading Commission, and the regulatory authorities of any foreign jurisdiction, including all documents necessary to ensure the Trust has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. This instrument may be executed in one or more counterparts.

This instrument shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all attorneys-in-fact named above if the undersigned ceases to be a Trustee of the Trust.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the dates set forth below.

SIGNATURE	TITLE	DATE

/s/ Maryann Bruce	Trustee	October 28, 2024
Maryann Bruce

/s/ Shelley Y. Simms	Trustee	October 28, 2024
Shelley Y. Simms

Exhibit (s)

THE POP VENTURE FUND

POWER OF ATTORNEY

The undersigned Trustee of The Pop Venture Fund (the “Trust”) hereby constitutes and appoints Nicole Loftus, with full powers of substitution, as her true and lawful attorney-in-fact and agent to execute in her name and on her behalf, in her capacity as Trustee of the Trust, the Registration Statements on Form N-2, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and (as applicable) the Securities Act of 1933, as amended (together with the 1940 Act, “Acts”), and any and all instruments which such attorney and agent deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities, Blue Sky laws and/or corporate/trust laws of any state or other jurisdiction, the Commodities Futures Trading Commission, and the regulatory authorities of any foreign jurisdiction, including all documents necessary to ensure the Trust has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorney and agent shall do or cause to be done by virtue hereof. Such attorney and agent has, and may exercise, all of the powers hereby conferred. This instrument may be executed in one or more counterparts.

This instrument shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to the attorney-in-fact named above if the undersigned ceases to be a Trustee of the Trust.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the dates set forth below.

SIGNATURE	TITLE	DATE

/s/ Julie Miller	Trustee	January 7, 2025
Julie Miller

Exhibit (s)

THE POP VENTURE FUND

POWER OF ATTORNEY

The undersigned Officer of The Pop Venture Fund (the “Trust”) hereby constitutes and appoints Nicole Loftus, with full powers of substitution, as her true and lawful attorney-in-fact and agent to execute in her name and on her behalf, in her capacity as Officer of the Trust, the Registration Statements on Form N-2, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and (as applicable) the Securities Act of 1933, as amended (together with the 1940 Act, “Acts”), and any and all instruments which such attorney and agent deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities, Blue Sky laws and/or corporate/trust laws of any state or other jurisdiction, the Commodities Futures Trading Commission, and the regulatory authorities of any foreign jurisdiction, including all documents necessary to ensure the Trust has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorney and agent shall do or cause to be done by virtue hereof. Such attorney and agent has, and may exercise, all of the powers hereby conferred. This instrument may be executed in one or more counterparts.

This instrument shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to the attorney-in-fact named above if the undersigned ceases to be an Officer of the Trust.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the dates set forth below.

SIGNATURE	TITLE	DATE

/s/ Susan Dumont	Principal Financial Officer and Principal Accounting Officer	January 7, 2025
Susan Dumont